                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VPQ
------------------------------

---------------------------------------------------------------------
Six-month total return(1)                                       5.18%
---------------------------------------------------------------------
One-year total return(1)                                       15.66%
---------------------------------------------------------------------
Five-year average annual total return(1)                        6.58%
---------------------------------------------------------------------
Ten-year average annual total return(1)                         7.14%
---------------------------------------------------------------------
Life-of-Trust average annual total return(1)                    7.41%
---------------------------------------------------------------------
Commencement date                                            09/27/91
---------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                        6.36%
---------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                   10.65%
---------------------------------------------------------------------
Preferred share rate(4)                                        1.599%
---------------------------------------------------------------------
Net asset value                                                $16.30
---------------------------------------------------------------------
Closing common share market price                              $15.86
---------------------------------------------------------------------
Six-month high common share market price (02/11/02)            $16.51
---------------------------------------------------------------------
Six-month low common share market price (12/26/01)             $15.35
---------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 40.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  65.8%   [PIE CHART]
- AA/Aa..............  12.9%
- A/A................  12.9%
- BBB/Baa............   3.3%
- Non-Rated..........   5.1%
As of October 31, 2001
- AAA/Aaa............  64.0%   [PIE CHART]
- AA/Aa..............  12.1%
- A/A................  11.7%
- BBB/Baa............   2.9%
- BB/Ba..............   3.7%
- Non-Rated..........   5.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0810                             0.0000
12/01                                                                      0.0810                             0.1235
1/02                                                                       0.0810                             0.0000
2/02                                                                       0.0840                             0.0000
3/02                                                                       0.0840                             0.0000
4/02                                                                       0.0840                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Public Education                                                           16.9%                              12.7%
General Purpose                                                            14.5%                              15.7%
Health Care                                                                11.3%                              15.3%
Water & Sewer                                                              10.3%                               8.6%
Industrial Revenue                                                          9.7%                               1.9%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      15.3100                            15.6250
                                                                          15.8400                            15.5000
                                                                          16.4100                            16.0000
                                                                          16.2900                            15.5000
                                                                          17.1100                            16.8750
                                                                          17.6500                            16.8750
                                                                          18.1700                            17.8750
12/93                                                                     17.8500                            17.5000
                                                                          16.2500                            16.5000
                                                                          16.2000                            16.5000
                                                                          15.9000                            15.1250
12/94                                                                     15.2100                            14.1250
                                                                          16.1700                            16.2500
                                                                          16.4300                            16.1250
                                                                          16.7400                            16.3750
12/95                                                                     17.3300                            17.1250
                                                                          16.7000                            17.1250
                                                                          16.5600                            16.3750
                                                                          16.7100                            16.5000
12/96                                                                     16.8300                            16.8750
                                                                          16.5800                            16.8750
                                                                          16.9100                            16.5625
                                                                          17.1800                            17.1875
12/97                                                                     17.3200                            17.1875
                                                                          17.2500                            17.1250
                                                                          17.2100                            17.6875
                                                                          17.4300                            17.7500
12/98                                                                     17.1500                            18.0000
                                                                          17.0600                            17.1875
                                                                          16.6100                            17.0000
                                                                          16.3300                            15.3125
12/99                                                                     15.8200                            14.2500
                                                                          15.9300                            14.1875
                                                                          15.8500                            14.8125
                                                                          15.9800                            14.6875
12/00                                                                     16.3300                            14.5000
                                                                          16.3700                            14.5500
                                                                          16.2600                            15.3400
                                                                          16.6100                            15.3700
12/01                                                                     16.0600                            15.5600
                                                                          15.9600                            15.8100
4/02                                                                      16.3000                            15.8600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns. Issuance continued to be strong in the Pennsylvania market, and increased over last year's already-high numbers. Much of the issuance was driven by the state's long-standing policy of proactively managing its debt load. The state government took advantage of relatively low interest rates to refund its higher-coupon debt by calling it and replacing it with lower-coupon bonds. This had the effect of calling away a large portion of the seasoned outstanding supply while also boosting new issuance.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0840 per share translated to a distribution rate of 6.36 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 10.65 percent on a taxable investment (for an investor in the 40.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 5.18 percent based on common share market price. This reflects an increase in common share market price from $15.67 per share on October 31, 2001 to $15.86 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Pennsylvania Municipal Bond Index posted a total return of 1.18 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold the securities and rotated into others that we believed offered better total return potential. The proceeds were invested in various sectors including public education, water and sewer, and general obligation. Based on our research, we felt these issues offered attractive yields and were also likely to experience spread tightening.

    The trust also had some holdings that were called out of the portfolio. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The student loan sector was a case in point; the trust entered the period with an exposure of more than 8 percent, all of which was called by its issuer.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we sought to take advantage of issuance of intermediate bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

    Finally, we made some trades intended to keep the portfolio in line with its benchmark, the Lehman Brother Pennsylvania Municipal Bond Index. The trust's duration began to shorten as a result of market activity, and so we purchased some highly-liquid, long AAA rated bonds to keep it more in line.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may likely drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  139.5%
          PENNSYLVANIA  128.5%
$2,000    Allegheny Cnty, PA Arpt Auth Pittsburgh
          Intl Arpt Rfdg (FGIC Insd)..............       5.750%  01/01/18   $  2,082,200
 1,000    Allegheny Cnty, PA Higher Edl Bldg
          Carnegie Mellon Univ....................       5.125   03/01/32        979,570
 2,000    Allegheny Cnty, PA Port Auth Spl Rev
          Tran (Prerefunded @ 03/01/09) (MBIA
          Insd)...................................       6.000   03/01/24      2,273,520
 1,300    Allegheny Cnty, PA Redev Auth Tax
          Increment Rev Robinson Mall Proj Ser
          A.......................................       7.000   11/01/17      1,333,852
 1,500    Allegheny Cnty, PA Residential Mtg
          Single Family Ser KK-2 (GNMA
          Collateralized) (c)..................... 4.300/5.750   05/01/33      1,502,280
 3,000    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd)...................................       5.500   12/01/30      3,071,190
 2,575    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        12/01/08      1,972,295
 2,580    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        06/01/09      1,903,214
 1,645    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        12/01/09      1,187,706
 3,000    Berks Cnty, PA Muni Auth Hosp Rev
          Reading Hosp & Med Cent Proj
          (Prerefunded @ 11/01/09) (FSA Insd).....       6.000   11/01/29      3,465,120
 2,000    Bucks Cnty, PA Auth Wtr & Swr Rev
          Neshaminy Interceptor Ser A (AMBAC
          Insd)...................................       5.000   06/01/24      1,956,740
   985    Carbon Cnty, PA Indl Dev Auth Panther
          Creek Partn Proj Rfdg (LOC: Paribas &
          Union Bk of CA Intl)....................       6.650   05/01/10      1,050,325
 1,000    Chartiers Vly, PA Indl & Coml Dev Auth
          First Mtg Rev Asbury Hlth Cent Rfdg.....       6.375   12/01/19        958,680

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Chartiers Vly, PA Indl & Coml Dev Auth
          First Mtg Rev Asbury Hlth Cent Rfdg.....       6.375%  12/01/24   $    937,030
 1,150    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/03      1,131,025
 1,130    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/03      1,095,637
 1,195    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/04      1,137,162
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/04      1,144,409
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/05      1,115,702
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/05      1,096,926
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/06      1,068,683
 1,020    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/06        876,812
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/07      1,016,467
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/07        995,532
 1,190    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/08        939,565
 1,205    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/08        932,345
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/09        890,356
 1,500    Crawford Cnty, PA Hosp Auth Sr Living
          Fac Rev Westbury Utd Methodist Cmnty....       6.250   08/15/29      1,417,530
 2,000    Delaware Cnty, PA Auth College Cabrini
          College (Asset Gty Insd)................       5.750   07/01/23      2,074,060
 2,295    Delaware Cnty, PA Auth College Neumann
          College Rfdg............................       5.875   10/01/21      2,272,601
 1,000    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg....................       6.875   06/01/16        995,020
 1,000    Delaware Cnty, PA Auth Rev White Horse
          Vlg Proj Ser A Rfdg.....................       7.625   07/01/30      1,027,610
 1,750    Delaware Cnty, PA Indl Dev Auth Rev Wtr
          Fac (FGIC Insd).........................       6.000   06/01/29      1,841,963
 2,500    Delaware Cnty, PA Indl Dev Auth Wtr Fac
          Philadelphia Suburban Wtr (AMBAC Insd)..       5.350   10/01/31      2,479,750
 2,000    Downingtown, PA Area Sch Dist (FSA
          Insd)...................................       5.250   04/01/15      2,096,400
 4,000    Falls Twp, PA Hosp Auth Hosp Rev DE Vly
          Med Rfdg (FHA Gtd) (b)..................       7.000   08/01/22      4,285,200
 1,900    Geisinger, PA Auth Hlth Sys PA St
          Geisinger Hlth Sys Ser A................       5.000   08/15/28      1,772,339
 1,000    Harveys Lake Genl Muni Auth PA College
          Rev College Misericordia Proj (ACA
          Insd)...................................       6.000   05/01/19      1,027,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,925    Hempfield, PA Area Sch Dist (FGIC
          Insd)...................................       5.375%  02/15/17   $  3,056,099
 2,595    Hempfield, PA Area Sch Dist (FGIC
          Insd)...................................       5.375   02/15/19      2,678,533
 2,040    Lehigh Cnty, PA Genl Purp Auth Hosp
          Lehigh Vly Hlth Network Ser B (FSA
          Insd)...................................       5.000   07/01/31      1,935,858
 2,000    Lehigh Cnty, PA Genl Purp Auth Hosp
          Lehigh Vly Hlth Network Ser C (MBIA
          Insd)...................................       5.000   07/01/28      1,910,000
 1,440    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj Ser A.........       6.000   12/15/23      1,246,205
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Fac
          Philadelphia Suburban Corp (MBIA
          Insd)...................................       6.000   07/01/30      2,630,675
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          Res Recovery (LOC: Banque Paribas)
          (b).....................................       7.500   01/01/12      6,175,620
 2,345    Moon Indl Dev Auth PA Ed Fac Rev Ellis
          Sch Proj................................       5.800   03/01/25      2,379,776
   915    Northampton Cnty, PA Indl Dev Auth Rev
          First Mtg Kirkland Vlg Rfdg.............       5.625   12/15/19        773,907
 1,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D..........       7.150   12/01/18      1,044,870
 2,500    Pennsylvania Hsg Fin Agy Single Family
          Mtg Rev Ser 70A.........................       5.900   04/01/31      2,550,975
   645    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 42..............................       6.850   04/01/25        672,496
 2,000    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 61A.............................       5.500   04/01/29      1,980,500
 2,500    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 66A.............................       5.650   04/01/29      2,511,475
 1,850    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 67A.............................       5.900   10/01/30      1,889,886
 1,500    Pennsylvania St Higher Ed Fac Auth Rev
          Drexel Univ.............................       6.000   05/01/24      1,552,350
 1,750    Pennsylvania St Higher Ed Fac Auth Rev
          Drexel Univ.............................       6.000   05/01/29      1,812,090
 3,600    Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A (FSA Insd)........................       5.000   08/01/29      3,454,416
 3,000    Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A...................................       6.000   01/15/31      3,009,510
 3,450    Pennsylvania St Tpk Commn Oil Ser A
          (AMBAC Insd)............................       4.750   12/01/27      3,177,554

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$4,505    Pennsylvania St Tpk Commn Tpk Rev Rfdg
          Ser T (FGIC Insd).......................       5.500%  12/01/13   $  4,978,881
 1,750    Pennsylvania St Tpk Commn Tpk Rev Ser R
          (AMBAC Insd)............................       5.000   12/01/26      1,700,475
 1,350    Pennsylvania St Univ Rfdg...............       5.000   03/01/10      1,437,642
 1,000    Pennsylvania St Univ Rfdg...............       5.250   03/01/11      1,081,000
 5,000    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)..............................       5.500   10/01/17      5,273,650
 2,000    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)..............................       5.125   10/01/26      1,964,380
 1,000    Philadelphia, PA Auth Indl Dev Amern
          College of Physicians...................       5.500   06/15/27      1,001,750
 2,250    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Proj Ser A (FGIC
          Insd)...................................       5.125   07/01/19      2,222,033
 3,250    Philadelphia, PA Gas Wks Rev Second Ser
          (FSA Insd)..............................       5.250   07/01/29      3,224,163
 1,350    Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...................................       6.375   07/01/14      1,431,729
 1,000    Philadelphia, PA Hosp & Higher Ed Fac
          Auth Rev Chestnut Hill College..........       6.000   10/01/29        935,720
 4,675    Philadelphia, PA Redev Auth Rev
          Neighborhood Trans A (FGIC Insd) (a)....       5.250   04/15/12      5,025,719
 1,905    Philadelphia, PA Redev Auth Rev
          Neighborhood Trans A (FGIC Insd) (a)....       5.500   04/15/16      2,025,834
 1,250    Philadelphia, PA Sch Dist Ser A (FSA
          Insd)...................................       5.750   02/01/13      1,373,775
 1,400    Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)...................................       4.750   04/01/27      1,288,490
 3,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg
          (MBIA Insd).............................       5.625   06/15/08      3,308,580
 4,000    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales
          Tax (AMBAC Insd)........................       5.000   02/01/24      3,914,040
 6,500    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales
          Tax (AMBAC Insd)........................       4.500   02/01/29      5,680,740

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,500    Pittsburgh, PA Ser A (AMBAC Insd).......       5.500%  09/01/17   $  2,644,800
 3,000    Pittsburgh, PA Ser A (Prerefunded @
          09/01/09) (FGIC Insd)...................       5.750   09/01/22      3,364,170
 1,000    Pittsburgh, PA Urban Redev Auth Cent
          Triangle Tax Increment Ser A............       6.100   05/01/19      1,040,780
 2,000    Scranton, PA Sch Dist Nt Rfdg (MBIA
          Insd)...................................       5.000   04/01/25      1,950,640
 6,000    Scranton, PA Sch Dist Nt Rfdg (MBIA
          Insd)...................................       5.000   04/01/31      5,756,340
 1,500    Washington Cnty, PA Auth Rev Cap Fdg Cap
          Proj & Equip Pgm (AMBAC Insd)...........       6.150   12/01/29      1,666,125
 2,500    Washington Cnty, PA Ser A (AMBAC Insd)..       5.125   09/01/27      2,465,950
                                                                            ------------
                                                                             172,604,637
                                                                            ------------
          PUERTO RICO  9.8%
 3,465    Puerto Rico Comwlth Cap Apprec Pub Imp
          (Prerefunded @ 07/01/04)................      *        07/01/04      3,273,351
10,535    Puerto Rico Comwlth Cap Apprec
          Pub Imp.................................      *        07/01/04      9,924,602
                                                                            ------------
                                                                              13,197,953
                                                                            ------------
          U. S. VIRGIN ISLANDS  1.2%
 1,500    Virgin Islands Pub Fin Auth Rev Gross
          Rcpt Taxes Ln Nt Ser A..................       6.500   10/01/24      1,618,365
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  139.5%
  (Cost $177,272,514)....................................................    187,420,955
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          SHORT-TERM INVESTMENTS  12.6%
$  200    Delaware Cnty, PA Indl Dev Auth Dates
          United Parcel Svc Proj (Variable Rate
          Coupon).................................       1.100%  12/01/15   $    200,000
 3,005    Delaware Cnty, PA Indl Dev Auth Rfdg Res
          Recovery Fac Ser G (Variable Rate
          Coupon).................................       1.500   12/01/31      3,005,000
 2,600    Delaware Valley, PA Regl Fin Auth Adj
          Rate Ser A..............................       1.600   12/01/19      2,600,000
 1,700    Delaware Valley, PA Regl Fin Auth Adj
          Rate Ser C..............................       1.600   12/01/20      1,700,000
 1,750    Lehigh Cnty, PA Genl Purp Auth Hosp
          Lehigh Vly Hlth Network Ser A (Variable
          Rate Coupon)............................       1.310   07/01/28      1,750,000
 2,000    Montgomery Cnty, PA Redev Auth Brookside
          Manor Apts Proj Ser A (Variable Rate
          Coupon).................................       1.550   08/15/31      2,000,000
 5,700    South Fork Muni Auth PA Hosp Adj
          Conemaugh Hlth Sys Ser A (Variable Rate
          Coupon).................................       1.250   07/01/28      5,700,000
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,955,000).....................................................     16,955,000
                                                                            ------------

TOTAL INVESTMENTS  152.1%
  (Cost $194,227,514)....................................................    204,375,955
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%)............................     (4,945,116)
PREFERRED SHARES  (48.4%)................................................    (65,037,023)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $134,393,816
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $194,227,514).......................  $204,375,955
Cash........................................................        71,374
Receivables:
  Interest..................................................     2,319,559
  Investments Sold..........................................        15,000
Other.......................................................           381
                                                              ------------
    Total Assets............................................   206,782,269
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,999,777
  Investment Advisory Fee...................................        97,683
  Administrative Fee........................................        32,561
  Affiliates................................................         6,294
Trustees' Deferred Compensation and Retirement Plans........       149,094
Accrued Expenses............................................        66,021
                                                              ------------
    Total Liabilities.......................................     7,351,430
Preferred Shares............................................    65,037,023
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $134,393,816
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($134,393,816 divided by 8,244,720 shares outstanding)....  $      16.30
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,244,720 shares issued and
  outstanding)..............................................  $     82,447
Paid in Surplus.............................................   122,199,414
Net Unrealized Appreciation.................................    10,148,441
Accumulated Undistributed Net Investment Income.............     1,150,081
Accumulated Net Realized Gain...............................       813,433
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $134,393,816
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $199,393,816
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,726,975
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      593,674
Administrative Fee..........................................      197,891
Preferred Share Maintenance.................................       86,913
Trustees' Fees and Related Expenses.........................       18,561
Legal.......................................................       11,360
Custody.....................................................        6,031
Other.......................................................       93,798
                                                              -----------
    Total Expenses..........................................    1,008,228
    Less Credits Earned on Cash Balances....................          132
                                                              -----------
    Net Expenses............................................    1,008,096
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,718,879
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   814,001
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,947,615
  End of the Period.........................................   10,148,441
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,799,174)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,985,173)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (591,733)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,141,973
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  4,718,879        $  9,912,311
Net Realized Gain..................................        814,001           1,246,772
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (3,799,174)          5,949,165
Distributions to Preferred Shareholders:
  Net Investment Income............................       (362,950)         (1,827,994)
  Net Realized Gain................................       (228,783)           (602,655)
                                                      ------------        ------------
Change in Net Assets from Operations...............      1,141,973          14,677,599

Distributions to Common Shareholders:
  Net Investment Income............................     (4,080,580)         (7,481,119)
  Net Realized Gain................................     (1,018,223)         (1,769,317)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (3,956,830)          5,427,163
NET ASSETS:
Beginning of the Period............................    138,350,646         132,923,483
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,150,081
  and $759,479, respectively)......................   $134,393,816        $138,350,646
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX MONTHS
                                                ENDED         YEAR ENDED OCTOBER 31,
                                              APRIL 30,    ----------------------------
                                               2002 (a)     2001      2000       1999
                                              -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (b)........................................  $ 16.78     $ 16.12   $ 16.07   $  17.32
                                               -------     -------   -------   --------
  Net Investment Income......................      .56        1.20      1.26       1.27
  Net Realized and Unrealized Gain/Loss......     (.36)        .87       .11      (1.15)
  Common Share Equivalent of Distributions
  Paid to Preferred Shareholders:
    Net Investment Income....................     (.04)       (.22)     (.32)      (.25)
    Net Realized Gain........................     (.03)       (.07)      -0-       (.02)
                                               -------     -------   -------   --------
Total from Investment Operations.............      .13        1.78      1.05       (.15)
Less Distributions Paid to Common
  Shareholders:
    Net Investment Income....................      .49         .91      1.00       1.02
    Net Realized Gain........................      .12         .21       -0-        .08
                                               -------     -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD...........  $ 16.30     $ 16.78   $ 16.12   $  16.07
                                               =======     =======   =======   ========
Common Share Market Price at End of the
  Period.....................................  $ 15.86     $ 15.67   $ 14.25   $14.9375
Total Return (c).............................    5.18%*     18.33%     2.09%    -10.76%
Net Assets at End of the Period (In
  millions)..................................  $ 134.4     $ 138.4   $ 132.9   $  132.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d)............    1.51%       1.58%     1.69%      1.65%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....    7.07%       7.35%     7.92%      7.52%
Portfolio Turnover...........................      21%*        20%       29%        15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d).............    1.02%       1.07%     1.13%      1.12%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e).....    6.53%       5.99%     5.91%      6.03%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...........    2,600       2,600     2,600      2,600
Asset Coverage Per Preferred Share (f).......  $76,704     $78,212   $76,124   $ 75,956
Involuntary Liquidating Preference Per
  Preferred Share............................  $25,000     $25,000   $25,000   $ 25,000
Average Market Value Per Preferred Share.....  $25,000     $25,000   $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments and the ratio of net investment income to average net assets applicable to common shares increased by .05%. Per share, ratios and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

        TWO                                                                       SEPTEMBER 27, 1991
      MONTHS                                                                       (COMMENCEMENT OF
       ENDED                           YEAR ENDED AUGUST 31,                          INVESTMENT
    OCTOBER 31,   ---------------------------------------------------------------   OPERATIONS) TO
       1998         1998       1997       1996       1995       1994       1993     AUGUST 31,1992
----------------------------------------------------------------------------------------------------
     $  17.31     $  17.06   $  16.55   $  16.71   $  16.43   $  17.99   $  16.39      $  14.79
     --------     --------   --------   --------   --------   --------   --------      --------
          .21         1.30       1.30       1.30       1.33       1.34       1.34          1.09
          .02          .28        .59       (.06)       .35      (1.55)      1.69          1.46
         (.05)        (.28)      (.28)      (.30)      (.31)      (.21)      (.19)          (.20)
          -0-         (.01)      (.01)       -0-        -0-       (.01)      (.04)           -0-
     --------     --------   --------   --------   --------   --------   --------      --------
          .18         1.29       1.60        .94       1.37       (.43)      2.80          2.35
          .17         1.02       1.06       1.09       1.09       1.09       1.04           .75
          -0-          .02        .03        .01        -0-        .04        .16           -0-
     --------     --------   --------   --------   --------   --------   --------      --------
     $  17.32     $  17.31   $  17.06   $  16.55   $  16.71   $  16.43   $  17.99      $  16.39
     ========     ========   ========   ========   ========   ========   ========      ========
     $ 17.875     $  18.00   $ 16.613   $ 17.125   $  16.25   $ 16.125   $ 17.625      $  15.75
        0.28%*      13.71%      4.72%     12.52%      8.02%     -2.22%     20.26%        10.22%*
     $  142.1     $  141.8   $  139.1   $  134.5   $  135.3   $  132.7   $  145.0      $  132.0
        1.67%        1.62%      1.66%      1.67%      1.73%      1.64%      1.64%         1.58%
        7.23%        7.54%      7.73%      7.74%      8.32%      7.79%      7.95%         7.66%
           4%*          4%         6%        13%        15%         1%         4%           55%*
        1.15%        1.15%      1.12%      1.13%      1.15%      1.12%      1.11%         1.11%
        5.63%        5.89%      6.08%      5.99%      6.37%      6.54%      6.85%         6.28%
        1,300        1,300      1,300      1,300      1,300      1,300      1,300         1,300
     $159,304     $159,069   $156,987   $153,449   $154,045   $152,065   $161,533      $151,518
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $7,051,553 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $115,253 increase in cost of securities and a corresponding $115,253 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $34,180; increase net unrealized depreciation by $30,240, and decrease net realized gains by $3,940. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $194,082,021
                                                                ============
Gross tax unrealized appreciation...........................    $ 10,922,368
Gross tax unrealized deprecation............................         628,434
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 10,293,934
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2002, the Trust's custody fee was reduced by $132 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

G. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $6,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $14,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $41,461,531 and $56,852,740, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on April 30, 2002 was 1.599% and for the six months ended April 30, 2002 the rates ranged from 1.254% to 3.150%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VPQ SAR 6/02                                                   Member NASD/SIPC.
                                                                 6185F02-AS-6/02